97-07L                                                             Exhibit 10.45

LTO Licence No.                                      Land Titles Office use only
27C/0036/95

                                      LEASE
                             Real Property Act 1900


                                            Office of State Revenue use only



(A) PROPERTY LEASED
    Show no more than 20
    References to Title.
    Specify the part or
    premises if appropriate.

    Folio Identifier 11/771961
    Part being Level 4 within the office complex at 59-75 Grafton Street, Bondi Junction

(B) LODGED BY

    L.T.O. Box   Name, Address or DX and Telephone
                 FREEHILL HOLLINGDALE & PAGE
                 Level 38, MLC Centre
                 19-29 Martin Place                Phone: (02) 9225 5000
       27c       SYDNEY  NSW  2000                 DX     361 SYDNEY
`                REFERENCE (max. 15 characters):   MAS:29F


(C) LESSOR
                   DAIWA REAL ESTATE CO LTD A.C.N. 010 968 000

    The lessor leases to the lessee the property described above subject to the following ENCUMBRANCES

(D)
    1.                2.               3.               4.

(E) LESSEE        L     BRILLIANT INTERACTIVE  IDEAS PTY LTD A.C.N. 061 288 668

(F)                     TENANCY:

(G) 1. TERM:  Four (4) years

    2. COMMENCING DATE:        1997

    3. TERMINATING DATE:       2001

    4. With an OPTION TO RENEW for a period of 2 years expiring set out part 17

    6. Together with and reserving the RIGHTS set out in    Annexure A


    7. Incorporates the provisions set out in ANNEXURE A           hereto.

INSTRUCTIONS FOR FILLING OUT THIS FORM ARE GIVEN AT THE BACK

                                                    CHECKED BY (office use only)

(H) DATE We certify this dealing correct for the purposes of the Real Property Act 1900.



THE COMMON SEAL of
DAIWA REAL ESTATE CO LTD
was hereunto affixed by authority of
the Board of Directors in the presence of:


----------------------------------------         -------------------------------
          Secretary/Director                                Director

----------------------------------------         -------------------------------
          Name (PLEASE PRINT)                          Name (PLEASE PRINT)




THE COMMON SEAL of
BRILLIANT INTERACTIVE IDEAS PTY LTD
was affixed to this document
in the presence of


----------------------------------------         -------------------------------
          Secretary/Director                                Director

----------------------------------------         -------------------------------
          Name (PLEASE PRINT)                          Name (PLEASE PRINT)

                            CAR PARKING LICENCE DEED



THIS DEED made on                 between:



THE LICENSOR named and described in Item 1 in the Reference Schedule (hereinafter referred to as "the Licensor") of the one part AND



THE LICENSEE named and described in Item 2 in the Reference Schedule (hereinafter referred to as "the Licensee") of the other part



WHEREAS:

A. By a Lease bearing the date set out in Item 3 in the Reference Schedule (hereinafter referred to as "the Lease") the Licensor leased to the Licensee premises being part of the building referred to in Item 4 in the Reference Schedule situated at 59-75 Grafton Street Bondi Junction (hereinafter referred to as "the Building") for the term and subject to the covenants and provisions therein contained.

B. The Building contains an area for the parking of Motor Cars which is hereinafter referred to as "the Car Parking Area".

C. The Licensee has requested the Licensor to grant to it a licence to park in the Car Parking Area that number of motor cars (hereinafter, and whether one or more than one, called "the motor cars") set out in Item 5 in the Reference Schedule on the terms and conditions hereinafter set forth.

NOW THIS DEED WITNESSES AS FOLLOWS:

1. The Licensor hereby grants to the Licensee the non-exclusive licence and privilege to park the motor cars in the Car Parking Area as hereinafter provided.

2. The Licence shall take effect on and from the date referred to in Item 6 in the Reference Schedule and subject as hereinafter provided shall continue until terminated pursuant to the provisions of the following Clause.

3. The Licence shall terminate (without any right of the Licensee to claim compensation or to make any other claim against the Licensor in respect thereof) on the earliest to occur of:

      (a)    the determination of the Lease;

      (b) on the determination of this Licence by the Licensor upon default by the Licensee hereunder; or

      (c) one month's notice expiring any time by either the Licensor or the Licensee;

      whichever shall be the earliest.

4.    The Licensee DOES HEREBY COVENANT AND AGREE with the Licensor as follows:

      (a) To pay to the Licensor or the Manager during the continuance of the Licence in respect of the motor cars a Licence fee of the amount per annum set out in Item 7 in the Reference Schedule, or as revised from time to time in accordance with clause 5, payable by equal monthly instalments in advance on the same days as the rent is payable under the Lease.

      (b) To park the motor cars in the position in the Car Parking Area designated from time to time by the Licensor, its Manager or the Manager of the Car Parking Area or any employee of the Licensor, its Manager or the Manager of the Car Parking Area and not elsewhere.

      (c) Not to clean, grease, oil, repair or wash the motor cars in the Car Parking Area or any part thereof.

      (d) To keep the Licensor its Manager and the Manager of the Car Parking Area indemnified to the same extent as provided in any indemnity by the Licensee (as lessee) contained in the Lease in respect of anything occurring in the Car Parking Area and the effect of any such indemnity is hereby extended to include the Car Parking Area;

      (e) to pay on execution of this Deed the Licensor's proper solicitors' costs of the preparation and completion of this Licence together with stamp duty and any out-of-pocket expenses,

      (f) to pay on demand in the case of default by the Licensee in observing or performing any of its agreements in this Licence expressed or implied all legal costs on a solicitor and client basis and other costs and expenses for which the Licensor shall become liable in consequence of or in connection with such default.

5. On each anniversary of the commencement of this Licence, the Licensor is entitled (but not obliged) to revise the Licence Fee to the current annual open market licence fee. The Licensor's estimate of the revised Licence Fee must be notified to the Licensee by written notice served within one month of the anniversary of the commencement of this Licence and, unless the Licensee issues a notice ("dispute notice") indicating that it does not accept the Licensor's estimate within 14 days of receiving the Licensor's notice ( in which respect time shall be of the essence), the Licensor's estimate will be deemed to the the Licence Fee payable for the relevant year.

6. If the Licensee issues a dispute notice in accordance with clause 5, the dispute must be referred to a qualified valuer selected by the Licensee from a panel nominated by the Licensor of 3 qualified valuers carrying on practice in New South Wales or, if no valuer is selected by the Licensee within 14 days after the panel has been nominated, selected by the Licensor.

7. The decision of the valuer selected under clause 6, acting as an expert and not as an arbitrator, will be final and binding on the Licensor and the Licensee including any decision as to the costs of such determination.

8.    AND IT IS HEREBY AGREED AND DECLARED as follows:

      (a) The Licensor, its Manager or the Manager of the Car Parking Area shall not be responsible for any damage whether malicious or accidental that the motor cars may sustain whilst entering or leaving the Car

            Parking Area or whilst within the Car Parking Area or whilst being moved by any employee of the Licensor, its Manager or the Manager of the Car Parking Area nor for any actions, damages, claims and demands in respect thereof.

      (b) The Licensor, its Manager or the Manager of the Car Parking Area shall not be responsible for any theft of the motor cars while in the Car Parking Area or for the theft of any of the parts, equipment or personal property and contents of the motor cars belonging to the Licensee or any other person howsoever occurring.

      (c)   Any default hereunder shall be deemed default under the Lease.

9. The Licensee FURTHER COVENANTS with the Licensor that upon the termination of this Licence it will promptly remove any motor cars belonging to it or to any of its employees from the Car Parking Area and every part thereof and in default thereof the Licensor, its Manager or the Manager of the Car Parking Area shall be entitled to remove the same and whatsoever the Licensor or any person authorised by it shall do or purport to do in good faith under this Clause shall be deemed to be done with the full authority of and as agent for and at the risk in all respects of the Licensee.

10.   If the said Licence fee or any part thereof is in arrears for twenty-eight
      (28) days although no formal demand therefor has been made or in case default is made in the observance or performance of any covenant condition or stipulation hereof and on the part of the Licensee to be performed and observed then and in any of such events the Licensor shall be entitled to forthwith determine this Licence.

11.   IT IS HEREBY AGREED AND DECLARED that in the interpretation of this Deed:

      (a) "Manager" means the Licensor's Manager for the time being of the Building.

      (b) "Manager of the Car Parking Area" means such other person appointed from time to time by the Licensor.

      (c) Any rights conferred upon the Licensee hereunder shall be deemed to have been conferred upon the Licensee his or its employees and authorised sub-tenants (if any) under the Lease and any breach of any of the covenants on the part of the Licensee contained in sub-clauses (b), (c), (d) and (e) of Clause 4 by any said employee or authorised sub-tenant shall constitute a breach of the terms hereof by the Licensee.

      (d) Words importing the masculine gender only shall include the feminine or neuter gender and singular shall include the plural as the case may require.

12. Any notice to be given hereunder may be signed on behalf of the Licensor by a Director or Secretary or the Manager and without prejudice to any other mode of service may be served in the manner mentioned in Section 170 of the Conveyancing Act, 1919 (as amended).

13. Notwithstanding anything herein contained or implied the Licensor consents to the Licensee and any person authorised by the Licensee entering and use the Car Parking Area at any time of the day or night to park the motor cars PROVIDED THAT the Licensee shall comply with any reasonable requirements of the Licensor from time to time providing for control of the entrances to the Building an identification of persons entering the Building outside the normal business hours of the Building.

IN WITNESS WHEREOF the parties hereto have hereunto executed this Deed on the date first hereinbefore written.



THE COMMON SEAL of
DAIWA REAL ESTATE CO LTD
was hereunto affixed by authority of
the Board of Directors in the presence of:


-------------------------------------       ----------------------------
         Secretary/Director                           Director


-------------------------------------       ----------------------------
         Name (PLEASE PRINT)                     Name (PLEASE PRINT)






THE COMMON SEAL of

was affixed to this document
in the presence of


-------------------------------------       ----------------------------
         Secretary/Director                           Director


-------------------------------------       ----------------------------
         Name (PLEASE PRINT)                     Name (PLEASE PRINT)

THIS DEED CONCERNING LEASE is made on                    between:

1.    DAIWA REAL ESTATE CO LIMITED A.C.N. 010 968 000 ("Lessor"); and

2.    BRILLIANT INTERACTIVE IDEAS PTY LTD A.C.N. 061 288 668 ("Lessee").



RECITALS

A. By lease ("Lease") bearing the same date as this deed the Lessor has leased to the Lessee and the Lessee has agreed to accept a lease from the Lessor of the premises known as Level 4 within the Office Complex at 59-75 Grafton Street, Bondi Junction ("the Premises") on the terms and conditions contained, inter alia, in the Lease and in this Deed.

B. It is agreed between the parties that as some of the terms of the tenancy arrangement between the Lessor and the Lessee are to be kept strictly confidential to the parties to the Lease, they will be incorporated in this Deed and that reference to this Deed will be made in the Lease.


THIS DEED WITNESSES:

1.    RENT REDUCTION

1.1   AMOUNT OF RENT REDUCTION

Notwithstanding anything provided in the Lease, the Lessor shall allow as a concession to the Lessee a discount of Base Rent such that the Base Rent payable in the first years of the Term shall be reduced by the amount of $30,000 (the "Abatement Amount").

1.2   APPORTIONMENT OF ABATEMENT AMOUNT

The Abatement Amount shall be apportioned to the payment of Base Rent on and from the date of commencement of the term of the lease until the total Abatement Amount has been fully allowed.


2.    FITTING OUT

2.1   OCCUPATION FOR FITTING OUT

Prior to the commencement of the term of the Lease the Lessor will allow the Lessee to occupy the Premises for the purpose of fitting out the Premises and, except for the payment of Base Rent and Outgoings the Lessee's occupation shall be on the terms and conditions of the Lease.

2.2   CARRYING OUT OF FITTING OUT WORK

During the fitting out of the Premises the Lessee must ensure that:

(a) all work in connection with the fitting out is carried out in a workmanlike manner and in accordance with the approved plans, specifications and design and with the requirements of all appropriate authorities;

(b) all work in connection with the fitting out is carried out to the reasonable satisfaction of the Lessor and without unreasonable delays;

(c) the Lessee obeys and does all things reasonably necessary to ensure that the Lessee's contractor or employees obey all the reasonable directions and observe all the reasonable requirements of the Lessor; and

(d) all work in connection with the fitting out is carried out in such manner as to cause as little inconvenience as possible to other persons upon, within or connected with the Building; and

(e) all rubbish and debris, wrappings, containers and residual materials which result from the Lessee's work are removed from the Premises, the Building and the Land.

2.3   OCCUPATION DURING FITTING OUT AT THE LESSEE'S RISK

The use and occupation of the Premises by the Lessee during the fitting out of the Premises is for the carrying out of the fitting out work only and is at the risk of the Lessee in all respects.

2.4   LESSEE MUST REPAIR ANY DAMAGE

The Lessee must repair and make good any damage which may be caused to the Premises or other parts of the Land and Building either directly or indirectly as a result of the carrying out of the Lessee's work and hereby indemnifies and agrees to keep indemnified the Lessor in respect of any loss, damage or claim caused by or arising out of anything done or omitted by the Lessee or anyone acting on his behalf in carrying out the Lessee's work.



3.    COMMENCEMENT OF LEASE TERM

3.1   PRACTICAL COMPLETION OF THE FITTING OUT

Notwithstanding any other provision of the Lease or of this deed the commencement date of the Lease shall be the date (the "Practical Completion Date") on which the fitting out of the Premises is practically complete so that the Premises are in a state where they are able to be occupied by the Lessee for the conduct of its business in the ordinary course.

3.2   DETERMINATION OF PRACTICAL COMPLETION DATE

The Practical Completion Date shall be certified to the Lessor by written notice from the Lessee. If the Lessor disagrees with the Practical Completion Date nominated by the Lessee or, in the absence of nomination by the Lessee, if the Lessor believes that a date should have been nominated, the Lessor may request the President of the New South Wales Law Society to appoint a suitably qualified person acting as an expert and not as an arbitrator to decide the matter and the decision of such qualified person (including any decision as to the costs of such determination) will be final and binding on both the Lessor and the Lessee.

3.3   COMPLETION OF LEASE

The Lessor's solicitor is authorised to insert the Commencing and Terminating Dates in the Lease in accordance with this clause 4.

4.    GENERAL

4.1   INTERPRETATION

All words and phrases defined in the Lease will, unless the context otherwise requires, have the same meanings in this Deed.

4.2   ASSIGNMENT

The Lessee shall not assign or part with or be relieved of any of its rights, powers or obligations hereunder or the benefit of this Deed without the consent of the Lessor such consent not to be unreasonably withheld in the event of an approved assignment of the Lease where the assignee covenants to perform any outstanding obligations of the Lessee hereunder.

4.3   NOTICES

Without prejudice to any other means of giving notice, notices required to be served hereunder shall be sufficiently served on the Lessee if served personally or if left addressed to the Lessee on the Premises or forwarded to the Lessee by prepaid post to the last known place of business or abode of the Lessee and shall be sufficiently served on the Lessor if served personally or if addressed to the Lessor and left at or sent by prepaid post to the Lessor's registered office for the time being and a notice sent by post shall be deemed to be given at the time when it ought to be delivered in due course by post.

4.4   APPLICABLE LAW

This Deed shall be governed and performed according to the law of the State of New South Wales.

IN WITNESS WHEREOF the parties have executed this document as a deed:



THE COMMON SEAL of
DAIWA REAL ESTATE CO LTD
was hereunto affixed by authority of
the Board of Directors in the presence of:


-----------------------------------             --------------------------
        Secretary/Director                               Director

-----------------------------------             --------------------------
        Name (PLEASE PRINT)                         Name (PLEASE PRINT)






THE COMMON SEAL of
BRILLIANT INTERACTIVE IDEAS
PTY LTD was affixed to this document
in the presence of


-----------------------------------             --------------------------
        Secretary/Director                               Director

-----------------------------------             --------------------------
        Name (PLEASE PRINT)                         Name (PLEASE PRINT)

THIS IS ANNEXURE "A" REFERRED TO IN LEASE DATED                          BETWEEN
DAIWA REAL ESTATE CO LTD (AS LESSOR) AND BRILLIANT INTERACTIVE IDEAS
PTY LTD (AS LESSEE)




                                     PART 1
                                 INTERPRETATION

1.1   DEFINITIONS

In this Lease and in any Rules and Regulations made hereunder pursuant to clause
12.9 unless the contrary intention appears:

"AGREED PROPORTION" means the proportion that the floor area of the Premises bears to the total lettable floor area of the Office Complex (expressed as a percentage to the nearest second decimal point). At the Date of Commencement the Agreed Proportion is that stated in Item 2 of the Reference Schedule.

"APPENDIX" means the appendix of this Lease.

"BASE RENT" has the meaning given to it in clause 3.1.

"BASE YEAR" means the year ending 30 June 1996.

"CAR PARKING LICENCE DEED" means the deed so styled between the Lessor and the Lessee entered into on or about the date of this Lease;

"DEED CONCERNING LEASE" means the deed so styled between the Lessor and the Lessee entered into on or about the date of this Lease;

"DATE OF COMMENCEMENT" means the date on which the term of this Lease commences.

"DATE OF EXPIRY" means the date on which the term of this Lease expires.

"COMMON AREAS" means those parts of the Office Complex provided by the Lessor from time to time for common use by the occupants of the Office Complex and including (but without limiting the generality hereof) the entrances corridors vestibules stairways lifts machinery -toilets common amenities and conveniences thereof and car parks.

"THE LAND" means the land described and referred to herein as the "Torrens Title Reference".

"LEASE" means this Lease including all appendices and schedules.

"LESSEE" means and includes the Lessee and the executors administrators successors and permitted assigns of the Lessee and where not repugnant to the context the officers servants and agents of the Lessee.

"LESSOR" means and includes the Lessor its successors and assigns and where not repugnant to the context the servants officers and agents of the lessor.

"LESSEE'S OUTGOINGS CONTRIBUTIONS" means the Agreed Proportion of the increases in Outgoings accruing during each Lease year over the Base Year.

"OFFICE COMPLEX" means the building or buildings (herein called "the building") erected on the land together with any modifications extensions or alterations effected from time to time and together with the fittings and fixtures and other improvements and conveniences amenities and appurtenances thereof and including (but without limiting the generality hereof) any entrances corridors vestibules stairways car parks gardens and other plant machinery toilets and Common Areas and conveniences.

"OUTGOINGS" means the total of all costs charges outgoings and expenses properly and reasonably paid charged or otherwise incurred or to be paid charged or otherwise incurred by the Lessor in and about the ownership conduct management and maintenance of the Office Complex (including the Premises) as a high class commercial building and without limiting the generality of the foregoing shall include:

(a) the costs (including wages, holiday pay and sick pay ) of caretaking and security, management, control, accounting, audit and administration of the Office Complex;

(b) the cost of operating and supplying all air-conditioning and/or mechanical ventilation from time to time to the Office Complex;

(c) all rates and taxes including water and sewerage rates and municipal rates and charges, land tax (on a single holding basis), charges, fire service levies, assessments, duties and fees of any public municipal government or semi-government body authority or department assessed or payable in respect of the Premises the land and the Office Complex or any of them or in respect of the Lessor's ownership of the same (but excluding income tax, capital gains tax-and fringe benefits tax);

(d) all premiums on all insurances effected by the Lessor against damage or destruction of the building Public Risk and Worker's Compensation in respect of the Office Complex and any other risk arising out of the Lessor's ownership of or interest in the office Complex;

(e) the cost of cleaning of the Office Complex (including the Common Areas, the Premises, those areas of building leased to or otherwise occupied by the occupants of the Office Complex and any other lettable floor area of the Office Complex ) including materials and including costs of the removal of all waste, trade waster and other garbage;

(f)   the cost of lighting of and power to Common Areas, including replacements;

(g) the costs of operating and supplying all other services from time to time provided by the Lessor for the tenants and occupiers of the Office Complex and all plant and equipment required in connection with any of such services;

(h) the costs of renovations replacements repairs and maintenance of the Office Complex and the plan and equipment installed therein; and

(i) the costs of maintaining the gardens in and about the office Complex, PROVIDED ALWAYS that Outgoings shall not include amounts wholly payable by any tenant of the premises within the office Complex. All Outgoings and rental irrespective of the period in respect of which they are assessed or charged shall be deemed to accrue from day to day and shall be apportioned in respect of time accordingly.

"PREMISES" means the premises as hereinbefore described and shall include (where the context so admits) the Lessor's fixtures, fittings, plants and equipment (if any) now or at any time hereafter installed therein.

"REFERENCE SCHEDULE" means the schedule referred to as such forming part of this Lease.

1.2   INTERPRETATION

Words importing the singular number shall include the plural and the masculine gender shall include the feminine and neuter and vice versa and words importing persons shall include corporations. Any covenant or agreement on the part of two or more persons shall be deemed to bind them jointly and severally. Headings of clauses have been inserted for guidance only and shall not be deemed to form part of the contest.

References to statutes regulations ordinances or by-laws shall be deemed to extend to all statutes regulations ordinances or by-laws amending consolidating or replacing the same.


                                     PART 2
                          IMPLIED COVENANTS AND POWERS

The covenants and powers implied in every lease by virtue of Sections 84, 84A and 85 of the Conveyancing Act 1919 are expressly negatived and shall not apply or be implied in this Lease except in so far as the same or same parts thereof are included in the covenants herein contained.


                                     PART 3
                                      RENT

3.1   RENT PAID QUARTERLY

The Lessee covenants to pay to the Lessor without demand and free of all deductions or setoff, a rent per annum of the amount(s) set out in Item 1 of the Reference Schedule (hereinafter called "the Base Rent") such rent to be paid in advance by regular and consecutive monthly payments each equal to 1/12 of the Base Rent on the first day of each month in each year during the term except in respect of the first and last months of the term (a "broken period") payments for which if necessary will be proportionate instalments calculated in accordance with the following formula:

Amount payable    =    number of days in broken period  x  $Base Rent for particular year
                       -------------------------------
                                     365

3.2   OUTGOINGS

(a) In addition to the rent hereby reserved and any other moneys payable by the Lessee to the Lessor hereunder the Lessee shall pay forthwith upon demand to the Lessor the Lessee's Outgoings Contributions.

(b) The Lessor shall at the end of each Lease Year cause to be prepared and furnished to the Lessee a statement setting out the total amount of the Outgoings audited by a public accountant appointed by the Lessor for that purpose.

(c) Notwithstanding anything hereinbefore contained the Lessor shall be entitled from time to time to notify the Lessee of the Lessor's reasonable estimate of the Lessee's Outgoings Contributions for any period not exceeding one year in advance of the said estimate whereupon the Lessee will pay to the Lessor during such period such estimated Lessee's Outgoings Contributions by equal quarterly instalments in advance on the days hereinbefore fixed for payment of rent provided that upon computation of the actual Lessee's Outgoings Contributions at the end of each Lease Year any necessary adjustment between the actual

      Lessee's Outgoings Contributions and the estimated Lessee's Outgoings Contributions shall be made between the parties.

3.3   RENT ABATEMENT

(a) In the event that the whole or any part of the Premises shall at any time during this term or any holding over or renewal thereof be destroyed or damaged by fire, storm, flood, lightning, tempest, Act of God or riot, civil commotion, or act of or in resisting the acts of the Queen's enemies or by any other disabling cause and without any wilful act, omission, default or neglect on the part of the Lessee, its servants, agents, invitees or licensees so as to render the Premises wholly or partially unfit for use and occupation by the Lessee by reason of such destruction or damage then the Base Rent and all other moneys payable by the Lessee pursuant to this Lease, hereby reserved or a fair and just proportion of the same according to the nature and extent of the damage sustained shall until the Premises have been rendered fit for occupation or use by the Lessee be suspended and cease to be payable AND in case any dispute shall arise pursuant to this clause then such dispute shall be referred for arbitration pursuant to the provisions of the laws for the time being in force in the State of New South Wales PROVIDED HOWEVER that if the Premises shall be destroyed or damaged as aforesaid so as to render the Premises either wholly or substantially unfit for use and occupation by the Lessee or so as to deprive the Lessee of the whole or substantial use of the same or so as to render the rebuilding and/or the reconstruction and reinstatement of the Premises in its previous form impracticable in the proper and reasonable opinion of the Lessor THEN this Lease may be terminated without compensation by either the Lessor or the Lessee by one (1) month's notice in writing to the other PROVIDED ALWAYS that in the latter case the Lessor shall have failed to have commenced to rebuild, reconstruct and/or reinstate the Premises within two (2) months after notice in writing from the Lessee requiring the Lessor to do so PROVIDED HOWEVER that such period may be extended by the Lessor in the event that the Lessor has acted diligently and has carried out with expedition all things necessary to commence the rebuilding, reconstruction and/or reinstatement but is prevented from commencing the rebuilding, reconstruction and/or reinstatement by matters without and beyond the control of the Lessor.

(b) Any such termination as aforesaid shall be without prejudice to the rights of either party in respect of any antecedent breach of any covenant, condition or restriction contained or implied in this Lease.

(c) Nothing herein contained or implied shall be deemed to impose any obligation upon the Lessor to rebuild reconstruct and/or reinstate the Premises or make the same fit for occupation by the Lessee.


                                     PART 4
                            LESSEE'S USE OF PREMISES

4.1   PERMISSIBLE USE

The Lessee will not use or permit the Premises or any part thereof to be used for any purpose other than for the purpose specified in Item 4 of the Reference Schedule.

4.2   SOLICITING

The Lessee shall not solicit business nor distribute pamphlets or other advertising matter in the Common Areas.

4.3   ANNOYING OR INJURIOUS CONDUCT

The Lessee will not (without the consent in writing of the Lessor first had and obtained) at any time during the continuance of this Lease:

(a) use or permit or suffer the Premises or any part thereof to be used for or exercise or carry on or permit or suffer to be used exercised or carried on in or upon the Premises or any part thereof any noxious noisome or offensive act trade business occupation or calling; or

(b) do or omit or permit or suffer to be done or omitted any act matter or thing whatsoever in upon or about the Premises or the Office Complex or any part thereof which is or shall or may be or may grow to the annoyance nuisance grievance damage or disturbance of other lessees, tenants or occupiers of the Office Complex or persons otherwise lawfully therein or occupiers or owners of any adjacent premises in their reasonable opinion.

4.4   PUBLIC ADDRESS SYSTEM

The Lessee will not without the consent in writing of the Lessor first had and obtained erect or place upon within or without the Premises or the Office Complex any radio or television aerial or antenna or any loudspeaker screens or similar devices or equipment and will not use or permit to be used without the consent in writing of the Lessor first had and obtained radio, gramophone, television or other like media or equipment likely to be heard or seen from outside the Premises.

4.5   LESSEE NOT TO ASSIGN

The Lessee will not assign this Lease sub-let or part with or share the possession of the Premises or any part thereof or by any act or deed permit this Lease or the Premises or any part thereof to be assigned sub-let unto or put into possession of any person or persons or grant any licence affecting the Premises. Any proposed assignment sub-letting or licence shall be deemed not to be a breach of the foregoing provisions of this clause 4.5 if at all times during the currency of this Lease up to and including the time of any such assignment sub-letting or licence the Lessee shall have strictly observed and performed the covenants and agreements on the Lessee's part herein contained OR if the Lessee has not strictly observed and performed those covenants then any breach of this Lease has been rectified to the reasonable satisfaction of the Lessor and if prior thereto:

(a) the proposed assignee sublessee or licensee has proved to the reasonable satisfaction of the Lessor that he is a respectable and responsible person whose assets and means in the reasonable opinion of the Lessor are such that he is capable of adequately carrying on the use permitted by clause
      4.1 hereof and of observing and performing all of the obligations on the Lessee's part herein contained or implied;

(b) any such assignee sublessee or licensee has entered into a covenant with the Lessor in the form required by the Lessor that he will duly observe and perform the covenants on the part of the Lessee herein contained or implied;

(c) in the case of any such assignment sub-letting or licence the Lessor shall have been furnished with such unconditional guarantees of the performance by the proposed assignee sublessee or licensee of the covenants and conditions herein contained or implied as the Lessor shall reasonably require;

(d)   in the case of a proposed assignment sublease or licence:

      (1) the Lessee has paid to the Lessor the Lessor's fair and reasonable expenses of and incidental to the documentation of such assignment sublease or licence and any necessary consents to the assignment sublease or licence;

      (2) the Lessee has paid to the Lessor the costs reasonably incurred by the Lessor in investigating any proposed assignee sublessee licensee and/or guarantors; and

      (3) the Lessee and the Covenantor have entered into a covenant with the Lessor acknowledging that the Lessee and the Covenantor will not be released from and shall continue to be bound by the obligations on the Lessee's and the Covenantor's part contained herein for the balance of the term of this Lease and any extension or renewal of the option for extension or renewal contained in this Lease;

(e) in the case of a proposed sublease or licence the Lessee has established to the satisfaction of the Lessor that any such sublessee or licensee will be obliged to pay a rental or licence fee reasonably acceptable to the Lessor; and

(f) in the case of a proposed assignment sublease or licence, the Lessor has executed an acknowledgment in writing that any such assignment sub-letting or licence is deemed not to be a breach of the provisions of this clause 4.5.

4.6   CHANGE IN SHAREHOLDING OF LESSEE

The Lessee being a corporation other than a corporation whose shares are listed on any Australian Stock Exchange hereby covenants with the Lessor that no transfer of any share or shares in the capital of the Lessee shall be registered, recorded or entered in its books and that no beneficial interest in any such share or shares shall be issued or other action taken or attempted to be taken having the effect that the shareholders of the Lessee at the date hereof together beneficially hold or control less than fifty-one per centum (51%) of the voting, income and capital participation rights in the Lessee or less than that percentage of the voting rights at a meeting of Directors of the Lessee without the prior consent in writing of the Lessor which shall not be unreasonably withheld where the proposed new shareholders satisfy the same requirements applicable to a proposed assignee , sublessee or licensee referred to in sub-paragraphs (a), (b ) and (c) of clause 4.5 and the Lessee complies with the requirements of sub-paragraph (d) of clause 4.5.

4.7   LESSEE NOT TO MORTGAGE

The Lessee shall not mortgage charge or otherwise encumber its estate or interest in this Lease without the consent in writing of the Lessor first had and obtained which consent may be granted conditionally or refused if the security documents entitle the mortgagee to enter into possession of the Premises but subject thereto shall not be unreasonably withheld by the Lessor.

4.8   SUITABILITY OF PREMISES

The Lessee acknowledges and declares that no promise representation warranty or undertaking has been given by or on behalf of the Lessor in respect to the suitability of the Premises or the Office Complex for any business to be carried on therein or to the fittings finish facilities and amenities of the Premises or the Office Complex or as to other businesses to be carried on in the Office Complex otherwise than as contained in this Lease.

4.9   AUCTION SALE

The Lessee shall not conduct or permit to be conducted on the Premises any auction bankrupt or fire sale.


                                     PART 5
                            SERVICES TO THE PREMISES

5.1   CHARGES FOR SERVICES

The Lessee will pay all charges for electricity and water separately metered and consumed in or on the Premises and will also pay all charges in respect of any telephone services connected to the Premises and all other charges and impositions levied by any public utility or authority for the supply of any service separately supplied to the Premises.

5.2   AIR-CONDITIONING PLANT

Where any plant machinery or equipment for heating cooling or circulating air (herein called "air-conditioning plant") is provided or installed in the Office Complex or the Premises by the Lessor:

(a) the use operation and control of the air-conditioning plant shall at all times be at the discretion of the Lessor (and the Lessor shall use its reasonable endeavours to keep the airconditioning plant operating during normal business hours ) but the Lessor shall not be under any inability to operate control or maintain the air-conditioning plant at any time or times for any reason; and

(b) the Lessee will at all times comply with and observe the reasonable requirements of the Lessor in regard to the air-conditioning plant and will not do or permit to be done anything in relation to the same or otherwise in relation to the use or ventilation of the Premises which might interfere with or impair the efficient operation of the air-conditioning plant in the Premises or the Office Complex.


                                     PART 6
                       MAINTENANCE REPAIR AND ALTERATIONS

6.1   MAINTENANCE

The Lessee will during the whole of the term of this Lease and otherwise as long as the Lessee may remain in possession or occupation of the Premises when where and so often as need be maintain repair and keep the whole of the Premises is good and substantial repair working order and condition and particularly all machinery plant equipment fixtures and things thereto belonging or which at any time during the term of this Lease or the term of possession or occupation as aforesaid shall be erected therein or thereon or be part thereof damage without any act omission default or neglect on the part of the Lessee its servants agents invitees or licensees by fair wear and tear fire flood lightning storm tempest Act of God and war damage only excepted PROVIDED HOWEVER that nothing herein contained shall impose any obligation upon the Lessee to do any work of a structural nature except such as may be occasioned by the wilful act neglect or default of the Lessee or by its use or occupancy of the Premises.

6.2   LEASE TO YIELD UP

The Lessee will at the expiration or sooner determination of this Lease surrender and yield up unto the Lessor the whole of the Premises and every part thereof in good and substantial repair order and condition in all respects and clean and free from rubbish, damage by fair wear and tear fire lightning storm tempest Act of God and war damage without any wilful act omission default or neglect on the part of the Lessee its servants agents invitees or licensees only excepted.

6.3   SPECIFIC OBLIGATIONS

The Lessee will without affecting the generality of the preceding Clauses 6.1 and 6.2 at the Lessee's expense:

(a) cause the Premises to be cleaned in a proper and workmanlike manner and during the whole of the term of this Lease to be kept clean and free from dirt and rubbish and particularly shall store and keep all trade waste trash and garbage in proper receptacles and arrange for the regular removal thereof from the Premises to such proper receptacles therefor as are provided by the Lessor;

(b) keep and maintain clean and in good order repair and condition all fittings plants furnishings and equipment of the Lessee;

(c) from time to time make good any breakage defect or damage to the Common Areas or to any adjoining premises or any facility or appurtenance thereof occasioned by want or care misuse or abuse on the part of the Lessee or the Lessee's servants agents contractors sub-contractors sub-tenants or other persons claiming through or under the Lessee or otherwise occasioned by any breach or default of the Lessee hereunder;

(d) from time to time immediately repair and replace all broken glass in the Premises with glass of the same or similar quality and all damaged or broken heating lighting electrical equipment and plumbing installed upon the Premises PROVIDED THAT:

      (1) this clause does not impose any obligation on the Lessee to repair or replace structural items;

      (2) where any such damage is occasioned by the wilful act, omission, negligence of the Lessor or its servants, agents, workmen or employees, it shall be the obligation of the Lessor to effect such repair and replacement at its expense;

(e) from time to time forthwith comply with all statutes by-laws ordinance proclamations orders or regulations present or future affecting or relating to the use of the Premises and with all requirements which may be made or notices which may be given by any governmental semi-governmental city municipal health licensing civic or any other authority having jurisdiction or authority over or in respect of the Premises or the use thereof and will keep the Lessor indemnified in respect of all such matters referred to in this paragraph PROVIDED ALWAYS that the Lessee shall be under no liability in respect of any structural alterations the requirements for which were not caused or contributed to by the Lessee's particular use or occupation of the Premises;

(f) upon vacating the Premises or immediately prior thereto at the request of the Lessor remove any signs names advertisements or notices erected painted displayed or affix or exhibited upon to or within the Premises and remove all Lessee's fixtures fittings plant and equipment and all other items of the Lessee from the Premises and make good any damage or disfigurement caused by reason of such erection painting displaying affixing exhibiting or removal thereof.


                                     PART 7
                                   INSURANCES

7.1   PUBLIC RISK INSURANCE

The Lessee will effect and keep effected at all times during the continuance of this Lease in respect of the Premises a public risk policy for not less than ten million ($10,000,000.00) or such higher amount as shall be reasonably determined by the Lessor from time to time.

7.2   LESSEE TO INSURE PLATE GLASS

The Lessee will insure in such amount (not being less than the full insurable value from time to time) and against such risks as the Lessor may require all plate glass windows doors and display show cases upon the Premises.

7.3   CONDUCT VOIDING INSURANCE

The Lessee will not at any time during the term of this Lease do permit or suffer to be done any act matter or thing upon the Premises whereby any insurances in respect thereof or in respect of the Office Complex may be vitiated or rendered void or voidable or (except with the approval in writing of the Lessor first had and obtained) whereby the rate of premium in respect of any such insurances shall be liable to increase and the Lessee will not use permit or suffer to be used in the Premises any method of lighting other than by electricity nor any method of heating other than by electricity or air-conditioning.

7.4   INFLAMMABLE SUBSTANCES

Without prejudice to the generality of the preceding clause 7.3 the Lessee will not store chemicals inflammable liquids acetylene gas or alcohol volatile or explosive oils compounds or substances or fluids in the Premises.

7.5   EXTRA PREMIUMS OF INSURANCE

The Lessee will from time to time as and when required by notice in writing from the Lessor pay all extra premiums of insurance of the Premises and/or the Office Complex and their contents if any be required on account of extra risk caused by the use to which the Premises are put by the Lessee and approved by the Lessor.

7.6   INSURER TO BE APPROVED

All policies of insurance liable or required to be effected by the Lessee hereunder whether in respect of the property or risk either of the Lessor or Lessee shall be taken out in the joint names of the Lessor and the Lessee with a licensed Insurance Office or Company approved in writing by the Lessor and in the case of loss or damage arising from any cause covered by such insurances the

Lessee will immediately expend the money received by virtue of such insurances in restoring and/or reinstating and/or making good the same and in case such moneys shall be insufficient for the purpose the Lessee will make good the deficiency out of the Lessee's own moneys.

7.7   LESSEE TO PRODUCE POLICIES OF INSURANCE

The Lessee will in respect of any policy of insurance to be effected by the Lessee hereunder if required by the Lessor forthwith produce to the Lessor the Policy and Certificate of Currency of Insurance.


                                     PART 8
                                   INDEMNITIES

8.1   ASSUMPTION OF RISK BY LESSEE

The Lessee agrees to occupy use and keep the Premises at the risk of the Lessee and hereby releases the Lessor and its agents servants and contractors and employees in the absence of any wilful act or omission on their /its part from all claims and demand of every kind resulting from any accident damage or injury occurring therein and the Lessee EXPRESSLY AGREES that the Lessor shall have no responsibility or liability for any loss of or damage to fixtures or personal property of the Lessee in the absence of any wilful act or omission on their/its part.

8.2   LESSEE TO INDEMNIFY LESSOR

The Lessee will and does hereby indemnify the Lessor in the absence of wilful acts, omissions or negligence on the part of the Lessor from and against all actions claims demands losses damages costs and expenses which the Lessor may sustain or incur or for which the Lessor shall or may be or become liable whether during or after the term of this Lease in respect of or arising from:

(a) the negligent use misuse waste or abuse by the Lessee or any servant agent sub-agent of or any other person claiming through or under the Lessee of the water gas electricity oil lighting and other services and facilities of the Premises or the Office Complex;

(b) overflow or leakage of water (excluding penetration of the external walls of the building by rain water ) fire gas electricity or any other harmful agent in or from the Premises or caused or contributed to by any act or omission on the part of the Lessee his servants agents sub-tenants or other persons as aforesaid;

(c) loss damage or injury from any cause whatsoever to property or person caused or contributed to by the use of the Premises by the Lessee or any servant agent sub-tenant or other person as aforesaid; or

(d) loss damage or injury from any cause whatsoever to property or person within or without the Premises or the Office Complex occasioned or contributed to by any wilful act omission neglect breach or default of the Lessee or any servant agent contractor sub-contractor sub-tenant or other person as aforesaid.

                                     PART 9
                               LESSOR'S COVENANTS
9.1   QUIET ENJOYMENT

The Lessor covenants with the Lessee that upon the Lessee paying the rent hereby reserved and duly and punctually observing and performing the covenants obligations and provisions in this Lease on the part of the Lessee to be observed and performed the Lessee shall and may peaceably possess and enjoy the Premises for the term of this Lease without any interruption or disturbance from the Lessor or any other person or persons lawfully claiming by from or under the Lessor and shall be entitled to access to the Premises on a 24 hour basis.

9.2   HOLDING OVER

The Lessee covenants with the Lessor that in the event of the Lessee holding over after the expiration or sooner determination of the term of this Lease with the consent of the Lessor, the Lessee shall become a monthly tenant only of the Lessor at a monthly rental for the first month of such period of holding over equivalent to the amount payable by the Lessee hereunder at the expiration or sooner determination of such term increased pursuant to clause 3.3 hereof notwithstanding such expiration or sooner determination and at a monthly rental for the second and each subsequent month of such period of holding over equivalent to the amount payable by the Lessee hereunder in the immediately preceding month multiplied by one point zero one (1.01) and otherwise on the same terms and conditions mutatis mutandis as those herein contained so far as applicable. Such tenancy may be determined:

(a) by the Lessor at -any time upon two (2) calendar months' notice being given in writing by the Lessor to the Lessee expiring on any day; or

(b) by the Lessee at any time upon two (2) calendar months' notice being given in writing by the Lessee to the Lessor expiring on any day.

9.3   LESSEE'S RIGHT TO REMOVE FITTINGS

The Lessor covenants with the Lessee that provided the Lessee shall have duly paid the rent hereby reserved and is not then in breach of any of the terms covenants and conditions on his part to be observed performed and fulfilled hereunder the Lessee may at or prior to the expiration of this Lease take remove and carry away from the Premises all fixtures fittings floor coverings blinds and curtains plant equipment or other articles upon the Premises in the nature of trade or tenant's fixtures brought upon the premises by the Lessee who shall in such removal do no damage to the Premises and shall forthwith make good any damage which the Lessee may occasion thereto and shall remove all rubbish and shall leave the Premises in a clean state and condition.

9.4   LESSOR TO PAY CHARGES

The Lessor will pay all taxes rates charges and assessments whether municipal local government parliamentary or otherwise which at any time during the term of this Lease or any renewal thereof shall be charged upon the Premises or upon the Lessor on account thereof including Land Tax and all taxes for local improvements or works assessed upon the property benefited thereby.

9.5   MAINTENANCE OF SERVICES

The Lessor will ensure that the connection of electrical, water, telephone and drainage services with the Premises is maintained PROVIDED THAT the Lessor shall not be liable if the loss of connection is caused by the Lessee whether as a result of non-payment of charges for these services or otherwise.

9.6   LESSOR TO MAINTAIN DRAINS

The Lessor will maintain the drains, downpipes and stormwater plumbing in good condition and clear of blockages provided that the Lessor shall not be responsible for any blockage or damage caused by the Lessee.


                                     PART 10
                                     DEFAULT

10.1  DEFINITION OF DEFAULT

In any of the following cases or circumstances, namely:

(a) if the rent hereby reserved or any part thereof or any other moneys payable by the Lessee to the Lessor hereunder shall be unpaid for the space of fourteen (14) days after any of the days on which the same ought to have been paid in accordance with the covenants for payment herein contained (although no formal or legal demand shall have been made therefor);

(b) if the Lessee commits permits or suffers to occur any breach or default in the due and punctual observance and performance of any of the covenants obligations and provisions of this Lease or any Rule or Regulation made hereunder;

(c) if (the Lessee being a Company ) an order is made or a resolution is effectively passed for the winding up of the Lessee (except for the purpose or reconstruction or amalgamation with the written consent of the Lessor which consent shall not be unreasonably withheld );

(d) if the Lessee goes into liquidation or makes an assignment for the benefit of or enters into an arrangement or composition with its creditors or stops payment or is unable to pay its debts or if a receiver or receiver and manager or the undertaking or property of the Lessee or any part thereof is appointed;

(e) if execution is levied against the Lessee and not discharged within thirty ( 30 ) day s;

(f)   if the Lessee commits permits or suffers to occur any breach of clause
      4.6 or clause 4.7 hereof;

(g) if the Lessee shall abandon, vacate or otherwise surrender the Premises or be dispossessed thereof by process of law,

the Lessee shall be deemed to have made default.

10.2  REMEDIES OF LESSOR

If the Lessee shall be deemed to have made default as aforesaid then the Lessor may at its option (but subject to any legal obligation to the contrary):

(a) without any prior demand or notice re-enter into and take possession of the Premises or any part thereof in the name of the whole (by force if necessary ) and eject the Lessee and all other persons therefrom and repossess and enjoy the same as of its first and former estate therein and thereupon this Lease shall be absolutely determined by notice in writing to the Lessee determine this Lease and from the date of giving such notice this Lease shall be absolutely determined; or

(b) by notice in writing to the Lessee elect to convert the said term into a tenancy from month to month in which event this Lease shall be determined as from the giving of such notice and thereafter the Lessee shall hold the Premises from the Lessor as tenant from month to month at a monthly rental equal to the monthly rental payable hereunder at the date of giving such notice (such rental being payable monthly in advance) and such tenancy being liable to be determined at any time upon one calendar month's notice given in writing by the Lessor to the Lessee expiring on any day but otherwise on the terms and conditions of this Lease so far as they can be applied to a monthly tenancy,

PROVIDED ALWAYS that the determination of this Lease or of the said term thereunder shall not prejudice or affect any rights or remedies of the Lessor against the Lessee on account of any antecedent breach by the Lessee of any of the terms conditions or stipulations on his or their parts herein contained.

10.3  DAMAGES IN EVENT OF DETERMINATION

Without limiting the generality of the foregoing it is expressly agreed and declared that if the Lessor re-enters into the Premises (or any part thereof) or otherwise determines this Lease or converts the term to a tenancy from month to month pursuant to clause 10.2 hereof, the Lessor may (in addition to any other rights and remedies which the Lessor may have) recover from the Lessee as damages the difference between the amount of the moneys which would have been payable in relation to the term of this Lease which would have subsisted but for such re-entry or determination or conversion and the amount of money which it may reasonably be anticipated that the Lessor will receive for such period from another or other tenants PROVIDED THAT the amount to which the Lessor is entitled will be subject to a rebate determined by applying to that amount a discount rate per annum equal to:

(a) the general commercial prime rate of interest charged by the Commonwealth Bank of Australia, Head Office, Sydney; or

(b) if that rate is not available, the maximum rate payable under a money judgment issued in the Supreme Court of New South Wales at the date the Lessor terminates this Lease.

10.4  ESSENTIAL TERMS

Each of the covenants by the Lessee contained in each of the following clauses are and are deemed to be essential terms of this Lease:

(a) the covenant to pay monthly in advance the Base Rent as specified in clause 3.1;

(b)   the covenant to pay the Lessee's Outgoing Contributions;

(c) the covenant relating to the permissible use of the Premises as specified in clause 4.1;

(d) the covenant against permitting annoying or injurious conduct as specified in clause 4.3;

(e) the covenant relating to assigning, subletting or parting with possession of the Premises contained in clause 4.6;

(f)   the covenant to repair as specified in clause 6.1;

(g) the covenant as to yielding up the Premises upon the expiration or sooner determination of this Lease as specified in clause 6.2; and

(h) the covenant against permitting conduct voiding insurance as specified in clause 7.3.

10.5  DAMAGES FOR BREACH OF ESSENTIAL TERM

The Lessee shall compensate the Lessor in respect of any breach of any essential term of this Lease and the Lessor is entitled to recover damages from the Lessee in respect of such breaches. The entitlement of the Lessor under this clause is in addition to any other remedy or entitlement to which the lessor is entitled (including without limiting the generality of the foregoing the remedies conferred by clause 10.2).

10.6  REPUDIATION AND ABANDONMENT

In the event that the conduct of the Lessee (whether acts or omissions ) constitute repudiation of this Lease (or of the Lessee's obligations under this Lease) or constitutes a breach of any of the covenants contained in this Lease, the Lessee shall compensate the Lessor for the loss or damage suffered by reason of the repudiation or breach. The entitlement of the Lessor to recover damages shall not be affected or limited by any of the following:

(a)   the abandonment or vacating of the Premises by the Lessee;

(b)   the election by the Lessor to re-enter or determine the Lease;

(c)   the acceptance by the Lessor of the Lessee's repudiation;

(d) the surrender of the Lease by operation of law as a result of the conduct of the Lessor and the Lessee.

In the event of the Lessee abandoning or vacating the Premises prior to the expiration of the term hereof, whether with or without the Lessor's consent and without lawful excuse, the Lessor may in its absolute discretion and without any obligation so to do seek to find another tenant for the Premises. The conduct of the Lessor taken in pursuance of the exercise of its discretion under this clause shall not by itself constitute acceptance of the Lessee's breach or repudiation or a surrender by operation of law.

10.7  DAMAGES IN EVENT OF REPUDIATION OR ABANDONMENT

The Lessor shall be entitled to institute legal proceedings claiming damages (and shall be entitled to recover the same) against the Lessee in respect of the entire term of the Lease including the periods before and after the Lessee has vacated the Premises and before or after the abandonment, termination, repudiation, acceptance of repudiation or surrender by operation of law referred to in clause 10.6 whether the proceedings are instituted either before or after such conduct.

10.8  REMOVAL OF STOCK-IN-TRADE

The Lessor may upon re-entry or determination as aforesaid or upon the failure of the Lessee to exercise its rights under clause 9.3 remove from the Premises and contents of every description including but without limiting the foregoing all plant equipment stock-in-trade and fittings and fixtures of the Lessee in or about the Premises and store the same in a public warehouse or elsewhere at the cost of and for the account of the Lessee without being deemed guilty of conversion or becoming liable for any loss or damage occasioned by such removal or storage. Any costs incurred by the Lessor in or about such removal and/or storage shall be paid by the Lessee to the Lessor upon demand. In the event that the Lessee shall fail to claim from the lessor the plant equipment stock-in-trade and fittings and fixtures within fourteen (14) days of the removal of same by the Lessor they shall be deemed abandoned by the Lessee and shall become the property of the Lessor.

10.9  LESSOR MUST RECTIFY

On each and every occasion on which the Lessee omits or neglects to pay any money or to do or effect or appoint any thing or person which the Lessee has herein covenanted or agreed to pay do effect or appoint then it shall be lawful for but not obligatory upon the lessor following notice in writing to the lessee, except in the case of emergencies (and without prejudice to any rights and powers arising from such default) to pay such money or to effect or appoint such thing or person by its architects contractors workmen and agents as if it were the Lessee and for that purpose the Lessor its architects contractors workmen and agents may enter upon the whole or any part of the Premises and there remain for the purpose of doing effecting or appointing any such thing or person and the Lessor may recover the amount expenses and costs of such payment doing effecting or appointing forthwith.

10.10 INTEREST ON OVERDUE PAYMENTS

Without prejudice to the rights powers and remedies of the Lessor otherwise under this Lease the Lessee must pay to the Lessor interest on any moneys due by the Lessee to the Lessor on any account whatsoever pursuant to this Lease but unpaid for 14 days. The interest will be computed from the due date for the payment of the moneys in respect of which the interest is chargeable until payment of such moneys in full and be recoverable in like manner as rent in arrears. The interest will be at a rate equal to:

(1) the general commercial prime rate of interest charged by the Commonwealth Bank of Australia; head Office, Sydney; or

(2) if that rate is not available, the maximum rate payable under a money judgment issued in the Supreme Court of New South Wales at the due date for payment of the moneys.


                                     PART 11
                         HEAD LESSEE OR OTHER INTERESTS

11.1  RIGHT TO ENTER AND VIEW

The Lessee will at all times during the terms of this Lease or otherwise during the occupation of the Premises by the Lessee permit the Lessor and any person having any estate or interest in the Premises superior to or concurrent with the Lessor to exercise the Lessor's powers to enter and view the Premises and to carry out repairs renovations maintenance and other work thereon and otherwise to exercise or perform their lawful rights or obligations in regard thereto.

11.2  BENEFIT OF COVENANTS

In the event of a person other than the Lessor becoming entitled to receive the rents hereby reserved either by operation of law otherwise the Lessee agrees that such person shall have the benefit of all covenants and agreements on the part of the Lessee hereunder and the Lessee at the cost of the Lessor will enter into such covenant with such other person in that regard as the Lessor may reasonably require.


                                     PART 12
                             MISCELLANEOUS COVENANTS

12.1  OVERLOADING OF FLOORS

The Lessee shall not bring or do or permit or suffer to be brought or done upon the Premises anything which in the opinion of the Lessor may overload the floors of the Office Complex or any part thereof or cause the floors or walls of the Office Complex to sag or deflect from the correct line or otherwise damage the Premises or the Office Complex or any part thereof and without limiting the generality of the foregoing shall not bring upon the Premises or the Office Complex any heavy machinery iron safe or other heavy plant or equipment without first obtaining the consent in writing of the Lessor.

12.2  RIGHT TO ENTRY TO VIEW

The Lessor and its servants and agents may at all reasonable times upon giving to the Lessee reasonable notice (except in case of emergency when no notice shall be required) (in the company of an authorised representative of the Lessee if that representative is available following such reasonable notice) enter upon the Premises and view the state of repair thereof and may serve upon the Lessee a notice in writing of any defect for the repair of which the Lessee may be responsible hereunder requiring the Lessee within thirty (30) days to repair the same and in default of the Lessee so doing it shall be lawful for the Lessor from time to time to enter and execute the required repairs as it if were the Lessee and for that purpose the Lessor its architects contractors workmen and agents may enter upon the whole or any part of the Premises and there remain for the purpose of doing erecting or effecting any such thing AND any proper and reasonable expenses and costs of carrying out such work shall forthwith be payable by the Lessee to the Lessor PROVIDED ALWAYS THAT in the exercise of the Lessee's powers under this clause no undue inconvenience shall be caused to the Lessee or its business nor damage occasioned to its fixtures and fittings.

12.3  RIGHT OF ENTRY TO REPAIR

The Lessee will permit the Lessor at all reasonable times on reasonable notice and in the case of the demised Premises only (in the company of an authorised representative of the Lessee if that representative is available following such reasonable notice) to carry out repairs renovations maintenance modifications extensions or alterations to the Premises or to any part thereof or to the Office Complex or any part thereof deemed reasonably necessary (in the case of the Premises only ) and otherwise necessary or desirable by the Lessor and for any of these purposes to enter the Premises or the Office Complex PROVIDED ALWAYS THAT in the exercise of the Lessee's powers under this clause no undue inconvenience shall be caused to the Lessee or its business and the Lessor shall endeavour to ensure no damage is occasioned to its fixtures and fittings.

12.4  REQUIREMENTS OF AUTHORITIES

If at any time during the said term any authority having jurisdiction or authority over or in respect of the Premises of the user thereof requests requires notifies or orders any structural improvements or other works to be made to the Premises which the Lessor elects to do during the term including any holding over periods and for which the Lessee is not liable under the terms conditions or covenants herein contained the Lessor its architects contractors workmen servants and other and the servants and workmen of any of its contractors may enter into and the Premises at all reasonable times (in the company of an authorised representative of the Lessee if that representative is available following such reasonable notice) for the purposes of making any such works or any of them as aforesaid PROVIDED ALWAYS that in the exercise of any such power under this paragraph no undue inconvenience is caused to the Lessee.

12.5  DRAINS AND WASTE

The Lessee shall not use nor permit nor suffer to be used the lavatories toilets sinks and drainage and other plumbing facilities in the Premises or the Common Areas for any purposes other than those for which they were constructed or provided and shall not deposit or permit to be deposited therein any sweepings rubbish or other matter and any damage thereto caused by misuse shall be made good by the Lessee forthwith.

12.6  RODENTS AND VERMIN

The Lessee will take all reasonable precautions to keep the Premises free of rodents vermin insects pests birds and animals and will if so required by the Lessor but at the cost of the Lessee employ from time to time or periodically pest exterminators reasonably approved by the Lessor.

12.7  INFECTIOUS DISEASES

The Lessee will in the event of any infectious illness of a serious nature occurring in the Premises forthwith give notice thereof to the Lessor and to the proper public authorities and at the expense of the Lessee will take all reasonable steps to prevent the spread of the infectious illness to the reasonable satisfaction of the Lessor and such public authorities and otherwise comply with their reasonable and lawful requirements in regard to the same.

12.8  LESSEE TO GIVE NOTICE

The Lessee will give to the Lessor prompt notice in writing of any accident to or defect or want of repair in any services to or fittings of the Premises and of any circumstances likely to be or cause any danger risk or hazard to the Premises or to the Office Complex or any person therein.

12.9  RULES AND REGULATIONS

The Lessee will at all times observe and comply with any Rules and Regulations of the Office Complex as may from time to time be made varied added to or amended by the Lessor and notified in writing to the Lessee provided that no such Rule or Regulation nor amendment or variation to such Rules or Regulations shall be inconsistent with nor derogate from the rights of the Lessee as expressed in this Lease and shall only be reasonably made for regulating the use of the Premises or the common Areas or the Office Complex or any part thereof or for the safety care and cleanliness thereof or for the preservation of good order therein appropriate to a high class commercial building AND the Lessee acknowledges agrees and declares that failure of the lessee to keep any such Rules and Regulations as may from time to time be in force shall constitute a breach of the terms of this Lease in the same manner as if the Rules and Regulations were contained herein as covenants with the Lessor. In case of any inconsistency between such Rules or Regulations and this ease, the provisions of the Lease shall prevail.

12.10 USE OF COMMON AREAS

The Lessee shall not in any way obstruct or permit the obstructions of the pavement entry arcade vestibule car parks corridors passages or stairways fire doors and escape doors or any other part or parts of the Common Areas or use them or any of them for any other purpose then for ingress or egress.

12.11 LIGHTING

The Lessee shall not cover or obstruct the skylights glazed panels ventilators or windows that reflect or admit light or air into passageways or into any part of the Office Complex or cover or obstruct any lights or other means of illumination in the Office Complex.

12.12 SIGNS

The Lessee shall not inscribe paint display or affix any sign advertisement name flagpole flag or notice on any part of the outside or inside of the Office Complex except with the consent in writing of the Lessor and then only of such colour size and style and in such place or places as shall be first approved by the Lessor.

12.13 NON-WAIVER

No waiver by the Lessor of one breach of any covenant obligation or provision in this Lease contained or implied shall operate as a waiver of another provision of the same or of any other of the covenants obligations or provisions in this Lease contained or implied.

12.14 NOTICE

Without prejudice to any other means of giving notice, notices required to be served hereunder shall be sufficiently served on the Lessee if served personally or if left addressed to the Lessee on the Premises or forwarded to the Lessee by prepaid post to the last known place of business or abode of the Lessee and shall be sufficiently served on the Lessor if served personally or if addressed to the Lessor and left at or sent by prepaid post to the Lessor's registered office for the time being and a notice sent by post shall be deemed to be given at the time when it ought to be delivered in due course by post.

12.15 ADDITIONAL COSTS

(a)   The Lessee shall pay to the Lessor or as it shall direct within seven (
      7) days of demand having been made the reasonable professional fees of the Lessor's solicitors of and incidental to the instructions for and the preparation execution and stamping of this Lease and all annexures and appendices and plans attached hereto and all stamp duty and registration fees and other proper costs and disbursements payable on or with respect to this Lease and signed copies hereof and all the Lessor's proper legal costs charges and expenses and disbursements of or incidental to any further stamping, any upstamping, obtaining any refund of stamp duty, obtaining the consent of the mortgagee (if any) and any production fee charged by such mortgages and the-preparation and service of a notice under the provisions of the

      Conveyancing Act 1919 requiring the Lessee to remedy a breach of any of the covenants herein contained.

(b) The Lessee will within seven ( 7) days of demand having been made pay to the Lessor as soon as the Lessor has expended the same all moneys costs charges and expenses (including legal costs on a solicitor and own client basis and disbursements ) which the Lessor shall or may properly incur or expend in consequence of any default by the Lessee in the performance or observance of any covenant condition agreement or proviso herein contained and to - be observed or performed by the Lessee or under or in the exercise or enforcement or attempted exercise or enforcement of any power or authority herein contained.

12.16 VIEWING

(a) The Lessee will in the company. of an authorised representative of the Lessee permit the Lessor upon reasonable prior notice to show the Premises to:

      (1)   prospective purchasers at all reasonable times; and

      (2) prospective tenants within the three (3) months immediately preceding the termination of this Lease at all reasonable times, PROVIDED ALWAYS THAT this right in relation to prospective tenants shall be of no force and effect if the Lessee shall have exercised its option to renew the term of the Lease herein contained.

(b)   The Lessee shall permit the Lessor:

      (1) at all reasonable times during the term of this Lease to affix the usual "For Sale" sign; and

      (2) within three (3) months immediately preceding the termination of this Lease affix and exhibit the usual "To Be Let" notice PROVIDED THAT the right in relation to "To Let" notice shall be of no force or effect if the Lessee shall have exercised its option contained in this Lease.

      In such places as the Lessor shall think fit other than the interior of the Premises and in each case with the name and address of the Lessor or its agents or both thereon and the Lessee will not remove any such notice without the written consent of the Lessor.

12.17 NO PARTNERSHIP

Nothing contained herein shall be deemed or construed by the parties hereto nor by any third party as creating the relationship or partnership or of principal and agent or of joint venture between the parties hereto it being understood and agreed that neither the method of computation of rent nor any other provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship of Lessor and Lessee upon the terms and conditions only as provided in this Lease.

12.18 CONSENTS

In any case where pursuant to these presents or to any Rule or Regulation made hereunder the doing or executing of any act matter or thing by the Lessee is dependent upon the consent or approval of the Lessor such consent or approval may be given or withheld by the Lessor in its absolute uncontrolled discretion unless otherwise herein provided.

12.19 WHOLE OF THE AGREEMENT

The covenants provisions terms and agreements contained herein, in the Car Parking Licence Deed and in the Deed Concerning Lease expressly or by statutory implication cover and comprise the whole of the agreement between the parties and the parties expressly agree and declare that no further or other covenants agreements provisions or terms whether in respect of the Premises or otherwise shall be deemed to implied herein or to arise between the parties by reason of any promise representation warranty or undertaking given or made by either party to the other on or prior to the execution hereof.


                                     PART 13
                                   NON WAIVER

In no event shall demand and/or acceptance by the Lessor of rent or other moneys payable hereunder be or be deemed to be a waiver of any subsisting or antecedent breach of covenant by the Lessee.


                                     PART 14
                                  SEVERABILITY

In case any one or more of the provisions herein contained should be invalid, illegal or unenforceable in any respect, such provision may be severed herefrom and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.


                                     PART 15
                                NO ADVERTISEMENTS

The Lessor shall not by itself or through its agents cause or permit any newspaper or other advertisement to be produced advising of the presence of the Lessee or its computer operations in the Office Complex and no signage in or about the Office Complex shall make mention of the Lessee's computer operations.


                                     PART 16
                           RESERVATIONS AND LIBERTIES

The Lessee its customers and all persons authorised by the Lessee in accordance with this Lease shall have the right to use all common or public malls, stairways and galleries of the Office Complex in common with other persons entitled to use the same subject to any restrictions contained in this Lease but reserving unto the Lessor and persons authorised by it the passage of air-conditioning equipment fire and sprinkler systems pipes ducts plumbing and drainage and draining pipes, telephone cables, electric wiring, water and sewerage connections and gas piping and all other pipes, cables and sewers through or along or in or into the Premises and also access to and through the Premises at any time for the purpose of installing maintain or repairing any such equipment systems pipes cables or wires or connecting plumbing drainage or other pipes cables or sewers.

                                     PART 17
                             RIGHT OF FIRST REFUSAL

17.1  RIGHT OF FIRST REFUSAL

If at any time during the term of this Lease, the area known as Level 3 of the Office Complex should be available for lease, the Lessor will not grant a lease of Level 3 to any person other than the Lessee without first offering in writing a lease of Level 3 to the Lessee. The Lessee shall indicate to the Lessor within ten (10) business days of receiving the written offer of lease whether or not it wishes to accept the offer in default of which the Lessor may offer the lease of Level 3 to any other person but on terms which for a period of six (6) months from the date of the Lessor's offer to the Lessee are no more favourable than the terms offered to the Lessee.


                                     PART 18
                                 OPTION TO RENEW

18.1  OPTION TERM

If the Lessee desires to take a renewed Lease of the Premises for the one further term of years set out in Item G(4) of the Lease from the expiration of this Lease and gives to the Lessor not less than 3 months' previous notice in writing of such desire and provided the Lessee is not then in default under the express or implied provisions of this Lease, the Lessor will at the Lessee's cost and expense grant to the Lessee a renewal of this Lease for the further term ("Option Term") on the same terms and conditions as are contained in this Lease with the exception of this Part 18.

18.2  RENT FOR OPTION TERM

The Base Rent payable during the Option Term shall be the greater of:-

(a)   the Base Rent per annum payable as at the end of the term of this Lease;
      and

(b) the current annual open market rental value of the Premises based on a lease between a willing lessor and a willing lessee granted with vacant possession and taking no account of any goodwill attributable to the Premises by reason of any trade or business carried on in the Premises by the Lessee and in all other respects (except as to rent payable) on the terms covenants and conditions of this Lease.

18.3  TIME FOR RENT REVIEW

During the last 3 months of the term of this Lease the Lessor will serve on the Lessee notice in writing ("Lessor's Notice") specifying the amount of Base Rent payable during the Option Term.

18.4  RESOLUTION OF DISPUTES AS TO MARKET RENT

Should the Lessee disagree with the Lessor's Notice then the following procedures apply:

(a) The Lessee must within 14 days of delivery of the Lessor's notice (in which regard time is of the essence) give written notice to the Lessor that it disputes the rent proposed and within 14 days of the date on which that notice is given (in which regard time is of the essence) will nominate in writing to the Lessor a valuer qualified in the manner provided in clause subclause (f).

(b) Within 1 month after the Lessee has given the notice referred to in clause subclause (a), (in which regard time is of the essence) the Lessor must give written notice to the Lessee also nominating a valuer qualified in the manner provided in clause subclause (f).

(c) Within 1 month from the date of the Lessor's notice of nomination referred to in clause subclause (b), the valuers so nominated must jointly determine the annual open market rental of the Premises at the review date.

(d) If either the Lessor or the Lessee fail to nominate a valuer in the manner provided in clauses subclauses (a) and (b), the determination of such annual open market rental will be made by the sole valuer nominated by either the Lessor or the Lessee as the case may be.

(e) Prior to proceeding with their determination under clause subclause (c), the valuers so nominated must agree on and appoint a valuer ("the umpire") possessing the qualifications stated in subclause (f) and obtain in writing his acceptance of the appointment. If the valuers are unable to agree on the umpire, then either the Lessor or the Lessee may request the President of the New South Wales Division of the Australian Institute of Valuers and Land Economists Inc. (or if such Institute does not at that time exist then such body or association nominated by the Lessor as at that time fulfils functions similar to those performed at the date of this Lease by the said Institute) to nominate such an umpire within 21 days of such request.

(f) A valuer nominated by either party under this clause must be a full member of not less than 5 years' standing of the New South Wales Division of the Australian Institute of Valuers and Land Economists Inc. and must be the holder of a licence to practice as a valuer of the kind of premises demised by this Lease.

(g) If the valuers are unable to agree on the annual market rental of the Premises within the period of 1 month referred to in subclause (c), then the umpire must make a final determination of the annual open market rental of the Premises referred to in clause subclause (c) as at the relevant date. Such determination must be made within 2 months of the notice of nomination referred to in clause subclause (b) (if the umpire has been appointed by the valuers) or within 1 month of the appointment of the umpire (if the umpire has been appointed by the President of the New South Wales Division of the Australian Institute of Valuers and Land Economists Inc. or if such other Institute chosen in accordance with clause subclause (e)).

(h) If it is necessary for the umpire to determine the annual open market rental appropriate to the Premises, his determination will be final and binding on the parties but in considering his determination the umpire must have due regard to any evidence submitted by the valuers as to their assessments of the annual market rental of the Premises. The umpire must give his determination and the reasons for it in writing.

(i) In determining such annual open market rental any valuers, valuer or umpire will:

      (1)   be deemed to be acting as expert(s) and not as arbitrator(s);

      (2) exclude the value of any goodwill attributable to the Lessee's business and the value of the Lessee's fixtures and fittings in the Premises and must also exclude any deleterious condition of the Premises if such condition results from any breach of any term of this Lease by the Lessee;

      (3) have regard to the terms and conditions of this Lease and in particular to the actual liability of the Lessee to pay a contribution to the outgoings of the Building;

      (4) have regard to the rental value of comparable premises in the Building, comparable premises in the vicinity of the Building and comparable premises in comparable buildings;

      (5) value the Premises as being fit for immediate occupation and use even if work has been carried out on the Premises by the Lessee or subtenant which has diminished the annual open market rental of the Premises and, if the Premises have been destroyed or damaged, as if they had been fully restored and were in tenantable repair;

      (6) value the Premises as being available to be let by a willing landlord to a willing tenant as a whole without a premium but with vacant possession and subject to the provisions of this Lease for a term equal to the original Term;

      (7) assume that all covenants on the Lessee's contained in this Lease have been fully performed and observed;

      (8) make no reduction on account of any concession otherwise required to secure a lessee or any period of rent abatement;;

      (9) exclude any difference in the annual open market rental that is accountable to fluctuations caused by any subleasing of the Premises; and

      (10) call for and if submitted consider submissions by the Lessor and the Lessee.

(j) Any determination by a valuer must be in writing and must include the valuer's reasons and calculations in arriving at the determination.

(k) The costs incurred in the determination of such annual open market rental value must be borne by the parties equally.

(l) Any variation in the rent resulting from such determination will take effect on and from the review date.

18.5  PROVISION FOR ADJUSTMENT

If the amount of the Base Rent for the Option Term rent has not been ascertained by the commencement of the Option Term, the Lessee must, pending ascertainment of the Base rent for the Option Term, pay rent to the Lessor at a rate equal to the Base Rent applicable in respect of the last year or the term of this Lease, AND, on the revised rent being ascertained, any necessary adjustment of rent calculated from the expiration of the Lease must be paid by the Lessee or adjusted by the Lessor within 14 days of the Option Term rent being ascertained.

                                     PART 19
                                 BANK GUARANTEE

19.1  MEANING OF "LEASE"

For the purposes of this Part, "Lease" includes any lease or agreement to lease with respect to the Premises arising at law or in equity between the Lessor and the Lessee.

19.2  BANK GUARANTEE

Immediately on execution of this Lease, the Lessee must provide to the Lessor a bank guarantee in favour of the Lessor guaranteeing to the Lessor an amount of not less than twenty seven thousand five hundred and eighty dollars ($27,580.00). The Lessor will not be obliged to perform any of its obligations under this Lease until the guarantee has been provided.

In relation to such bank guarantee:-

(a) Such guarantee must be obtained from a bank or such other financial institution as the Lessor may in its absolute discretion accept;

(b) Such guarantee will entitle the Lessor by notice in writing to the provider thereof to make demand under the guarantee for an amount up to and including the amount of such guarantee;

(c) The provider of such bank guarantee will not be required to, and will not, enquire as to whether or not circumstances have arisen under this Lease entitling the Lessor to make demand under the bank guarantee;

(d) If payment is made to the Lessor consequent on a demand made under the bank guarantee, the Lessee must immediately ensure that a fresh bank guarantee is provided to the Lessor for an amount of not less than the amount described in this clause to the intent that there will be maintained during the Term and any renewal or extension thereof a bank guarantee which at all times secures to the Lessor the amount aforesaid.

                               REFERENCE SCHEDULE



Item 1:         Base Rent:                      Year 1: $110.000
                                                Year 2: $165,480
                                                Year 3: $181,240
                                                Year 4: $204,880

Item 2:         Agreed Proportion:              16.7%

Item 3:         Permissible Use of Premises:    Office Accommodation as well
                                                as multimedia and digital
                                                facility